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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-101266) of T-3 Energy Services, Inc. of our report dated March 12, 2004, with respect to the consolidated financial statements of T-3 Energy Services, Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 2003.

                                              /s/ Ernst & Young LLP

Houston, Texas
March 26, 2004